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                                                                    EXHIBIT 10.1

                              AMTECH CORPORATION
                       1996 DIRECTORS' STOCK OPTION PLAN
                    (AMENDED AND RESTATED AS OF APRIL 1998)

Section 1.  PURPOSE

  The purpose of the Amtech Corporation 1996 Directors' Stock Option Plan (hereinafter called the "Plan") is to advance the interests of Amtech Corporation (hereinafter called the "Company") by strengthening the ability of the Company to attract, on its behalf, and retain non-employee directors of high caliber through encouraging a sense of proprietorship by means of stock ownership.

Section 2.  DEFINITIONS

  "Adoption Date" shall mean December 14, 1995.

  "Board of Directors" shall mean the Board of Directors of the Company.

  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

  "Committee" shall mean a committee of the Board of Directors comprised of at least two directors. Members of the Committee shall be selected by the Board of Directors. To the extent necessary to comply with the requirements of Rule 16b-
3, the Committee shall consist of two or more Disinterested Directors.   Also,
if the requirements of Section 162(m) of the Code are intended to be met, the Committee shall consist of two or more "outside directors" within the meaning of
Section 162(m) of the Code.

  "Common Stock" shall mean the Common Stock of the Company, par value $.01 per share.

  "Date of Grant" shall mean the date on which an Option is granted under the Plan.

  "Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's estate.

  "Disinterested Director" shall mean a director who has not been, during the one year prior to service as an administrator of the Plan, granted or awarded an option pursuant to the Plan or any other plan of the Company or any of its affiliates (except for grants or awards pursuant to Section 6(a) of the Plan or as may be permitted by Rule 16b-3 promulgated under the Exchange Act).

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  "External Director" shall mean a Director of the Company who is not an employee of the Company or a subsidiary.

  "Fair Market Value" shall mean the closing sales price (or average of the quoted closing bid and asked prices if there is no closing sales price reported) of the Common Stock on the date specified as reported by the Nasdaq Stock Market, or by the principal national stock exchange on which the Common Stock is then listed. If there is no reported price information for such date, the Fair Market Value will be determined by the reported price information for Common Stock on the day nearest preceding such date.

  "Option" shall mean a Stock Option granted pursuant to Section 6.

  "Optionee" shall mean the person to whom an option is granted under the Plan or who has obtained the right to exercise an option in accordance with the provisions of the Plan.

  "Participant" shall mean a person who receives an award of Options under the Plan.
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  "Qualifying External Director" shall mean an External Director who is not a person, an employee or affiliate of a person, or a designee to the Board of Directors of a person (in each case, other than a person that is a strategic/business partner of the Company), that is required to file a statement under Section 13(d) or 13(g) of the Exchange Act or the rules, regulations, and interpretations of the Securities and Exchange Commission thereunder with respect to ownership of the Common Stock.

  "Rule 16b-3" shall mean Rule 16b-3 of the rules and regulations under the Exchange Act as it may be amended from time-to-time and any successor provision to Rule 16b-3 under the Exchange Act.

Section 3.  ADMINISTRATION

  The Plan shall be administered by the Committee. The Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time deem advisable, and to construe, interpret, and administer the terms and provisions of the Plan and the agreements thereunder. The determinations and interpretations made by the Committee are final and conclusive.

Section 4.  ELIGIBILITY

  All Qualifying External Directors shall be eligible to receive awards of Options under the Plan.

Section 5.  MAXIMUM AMOUNT AVAILABLE FOR AWARDS

  Subject to the provisions of Section 9, the maximum number of shares of Common Stock in respect of which Options may be granted under the Plan shall be 225,000 shares of Common Stock. No Participant may be granted Options for more than 50,000 shares of Common Stock in the aggregate during the term of the Plan. Shares of Common Stock may be made available from authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. In the event that an Option is terminated unexercised as to any shares of Common Stock covered thereby, such shares shall thereafter be again available for award pursuant to the Plan.

Section 6.   STOCK OPTIONS

  (a) During the term of the Plan, on the date that a Qualifying External Director is first appointed or elected to the Board of Directors after the Adoption Date, such director shall be granted nonqualified Options to purchase 25,000 shares of Common Stock. Each Qualifying External Director serving on the Board of Directors on the Adoption Date shall be granted nonqualified Options to purchase 22,500 shares of Common Stock, effective as of the Adoption Date. In addition, subject to the provisions of the last two sentences of this Subsection, on each subsequent date that a Qualifying External Director is re-elected to the Board of Directors, such director shall be granted nonqualified Options to purchase 2,500 shares of Common Stock. All options granted pursuant to this Subsection shall vest six months from the date of grant, subject to the provisions of Subsection 11(j). No 2,500 share Option grant shall be made to a Qualifying External Director under this Subsection in a calendar year when such director received an Option grant under Section 4(c) of the Company's 1992 Stock Option Plan or under Subsection 6(a)(4) of the Company's 1995 Long-Term Incentive Plan. No 2,500 share Option grant shall be made under this Subsection,
(i) after December 31, 1998, to a Qualifying External Director who does not own at least 10,000 shares of the Common Stock (in the case of directors serving on the Board of Directors on the Adoption Date) or (ii) after the third anniversary of a director's initial appointment or election to the Board of Directors if such director does not own at least 10,000 shares of the Common Stock by such third anniversary (in the case of all other Qualifying External Directors).

  (b) All Options granted under the Plan prior to shareholder approval of the Plan shall be subject to the approval of the Plan by the shareholders of the Company.

  (c) The exercise price for Options granted hereunder shall be 100% of the Fair Market Value of the Common Stock on the Date of Grant.

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  (d)  Each Option shall be exercisable at such times and subject to such terms and conditions as specified in the applicable grant; provided, however, that in no event may any Option granted hereunder be exercisable after the expiration of ten years from the Date of Grant. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

  (e) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging shares of Common Stock owned by the Optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Stock so tendered to the Company, valued as of the date of such tender, is at least equal to such option price.

  If the shares to be purchased are covered by an effective registration statement under the Securities Act of 1933, any Option may be exercised by a broker-dealer acting on behalf of an Optionee if (a) the broker-dealer has received from the Optionee instructions signed by the Optionee requesting the Company to deliver the shares of Common Stock subject to such option to the broker-dealer on behalf of the Optionee and specifying the account into which such shares should be deposited, (b) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (c) the broker-dealer and the Optionee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220, or any successor provision.

  (f) The Company shall not be required to issue any fractional shares upon the exercise of any Options granted under the Plan. No Optionee or such Optionee's legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any shares subject to an Option unless and until said Option has been exercised and the purchase price of the shares in respect of which the Option has been exercised has been paid. Unless otherwise provided in the agreement applicable thereto, an Option shall not be exercisable except by the Optionee or by a person who has obtained the Optionee's rights under the Option by will or under the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined in the Code.

Section 7.  PLAN AMENDMENTS

  To the extent necessary to comply with Rule 16b-3, Subsections 6(a) and 6(c) shall not be amended more than once every six months, other than to comport with changes in the Code or in the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder. Except as provided in the immediately preceding sentence, the Board of Directors may amend, abandon, suspend or terminate the Plan or any portion thereof at any time in such respects as it may deem advisable in its sole discretion, provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement that is a prerequisite for exemptive relief under Section 16(b) of the Exchange Act.

Section 8.  RESTRICTIONS ON TRANSFER OF COMMON STOCK

  Without the Company's prior written consent, any Common Stock issued to a person subject to the provisions of Section 16(b) of the Exchange Act, as interpreted by the rules, regulations, and interpretations of the Securities and Exchange Commission thereunder, pursuant to the exercise of an Option granted under the Plan and intended to comply with the requirements of Rule 16b-3 shall not be transferred until at least six months after the later of (i) the date of grant of such Option or (ii) the date on which the Plan is approved by the Company's shareholders in accordance with Rule 16b-3.

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Section 9.  ADJUSTMENT TO SHARES

  In the event that the Committee shall determine that any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee shall adjust appropriately any or all of (i) the number and kind of shares which thereafter may be optioned under the Plan, (ii) the number and kind of shares subject of Options, and (iii) the exercise price with respect to any of the foregoing and/or, if deemed appropriate, make provision for cash payment to a Participant or a person who has an outstanding Option; provided, however, that the number of shares subject to any Option shall always be a whole number.

Section 10.  EFFECTIVE DATE

  Subject to the approval of the shareholders of the Company, the Plan shall be effective as of the Adoption Date.

Section 11.  GENERAL PROVISIONS

  (a) The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under the Plan or otherwise) any taxes required by law to be withheld in respect of Options under the Plan. However, if permitted by the Committee or under the terms of the applicable agreement, the Participant may pay all or any portion of the taxes required to be withheld by the Company by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a Fair Market Value equal to the amount required to be withheld or paid. The Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). Any such election is irrevocable and subject to disapproval by the Committee. If the Participant is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act, then the applicable agreement shall not provide the Participant an election option, or, if it does, any such election shall be subject to the restrictions imposed by Rule 16b-3.

  (b) Each Option hereunder shall be evidenced in writing, delivered to the Participant, and shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to, the effect on such Option of the death, retirement, disability or other separation from directorship of the Participant and the effect thereon, if any, of a change in control of the Company.

  (c) Unless otherwise provided in the agreement applicable thereto, no Option shall be assignable or transferable except by will or under the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined in the Code, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant.

  (d) Neither the Plan nor any Option granted hereunder is intended to confer upon any Participant any rights with respect to continuance of the utilization of his or her services by the Company, nor to interfere in any way with his or her right or that of the Company to terminate his or her services at any time (subject to the terms of any applicable contract, law, regulation, and the articles and bylaws of the Company). The conditions to apply to the exercise of an Option in the event an Participant ceases to serve as a director of the Company for any reason shall be determined by the Committee, and such conditions shall be specified in the written agreement evidencing the award.

  (e) Subject to the provisions of the applicable Option, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof.

  (f) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws

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of the State of Texas (without giving effect to its conflicts of laws rules)
and, to the extent applicable, federal law.

  (g) No Options may be granted under the Plan after December 13, 2005; however, all previous Options granted that have not expired under their original terms or will not then expire at the time the Plan expires will remain outstanding.

  (h)  Restrictions on Issuance of Shares

       (1) The Company shall not be obligated to issue any shares upon the exercise of any Option granted under the Plan unless: (i) the shares pertaining to such Option have been registered under applicable securities laws or are exempt from such registration; (ii) the prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction; and (iii) in the event the Common Stock has been listed on any exchange, the shares pertaining to such Option have been duly listed on such exchange in accordance with the procedure specified therefor. The Company shall be under no obligation to effect or obtain any listing, registration, qualification, consent or approval with respect to shares pertaining to any Option granted under the Plan. If the shares to be issued upon the exercise of any Option granted under the Plan are intended to be issued by the Company in reliance upon the exemptions from the registration requirements of applicable federal and state securities laws, the recipient of the Option, if so requested by the Company, shall furnish to the Company such evidence and representations, including an opinion of counsel, satisfactory to it, as the Company may reasonably request.

       (2) The Company shall not be liable for damages due to a delay in the delivery or issuance of any stock certificates for any reason whatsoever, including, but not limited to, a delay caused by listing, registration or qualification of the shares of Common Stock pertaining to any Option granted under the Plan upon any securities exchange or under any federal or state law or the effecting or obtaining of any consent or approval of any governmental body.

  (i) The Committee may impose such other restrictions on the ownership and transfer of shares issued pursuant to the Plan as it deems desirable; any such restrictions shall be set forth in the agreement applicable thereto.

  (j) The vesting of all Options granted hereunder shall automatically accelerate upon a "change in control" of the Company.

  IN WITNESS WHEREOF, the Company has caused this Plan to be executed on its behalf as of the 29th day of April, 1998.


                                        AMTECH CORPORATION


                                        By: /s/ RONALD A. WOESSNER
                                            ------------------------------

                                        Title:   V.P.
                                               ---------------------------

                                        Date:    5/12/98
                                              ----------------------------

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